FIRST EAGLE FUNDS

First Eagle High Yield Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 2, 2018 TO
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2018. Please review these matters carefully.

Effective July 1, 2018 through February 29, 2020, the Adviser has contractually agreed to waive its management fee with respect to the First Eagle High Yield Fund (the “Fund”) by 0.10%, which has the effect of reducing the annual management fee from 0.70% to 0.60% of the average daily value of the Fund’s net assets.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2018. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Payments to the Adviser and Subadviser”. The footnote to the Fund’s management fee appearing in the table in such section on page 46 of the Statement of Additional is replaced with: “The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.10% of the average daily value of the High Yield Fund’s net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.60%.”